Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
September, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.50%
     September, 1997  5.51%
     August, 1997  5.69%
     July, 1997  5.32%



Cash Yield                                              18.24%


Investor Charge Offs                                    4.80%


Base Rate                                               7.94%


Over 35 Day Delinquency                                 5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,169,892,215.19